UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

StockerYale, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STOCKERYALE, INC.

32 Hampshire Road

Salem, New Hampshire 03079

April 7, 2006

Dear StockerYale Shareholders:

You are cordially invited to attend the Special Meeting being held in lieu of the 2006 Annual Meeting of Shareholders of StockerYale, Inc., which will be held on Tuesday, May 16, 2006 at 10:00 a.m., local time, at StockerYale’s headquarters at 32 Hampshire Road, Salem, New Hampshire 03079. Specific details regarding admission to the meeting and the business to be conducted at the meeting are provided in the attached Notice of Special Meeting in Lieu of Annual Meeting of Shareholders and Proxy Statement. I encourage you to carefully read the attached Notice of Special Meeting and Proxy Statement, as well as the enclosed Annual Report of the Company for the fiscal year ended December 31, 2005.

Whether or not you plan to attend the meeting, it is important that your shares are represented and voted. Therefore, I urge you to complete, sign and date the enclosed proxy card and promptly return it in the enclosed envelope so that your shares will be represented and voted at the meeting. If you do attend the meeting, you may withdraw your proxy and vote in person if you so desire.

I look forward to greeting those of you who will be able to attend the meeting.

Sincerely,

Mark W. Blodgett

President, Chief Executive Officer and

Chairman of the Board

StockerYale, Inc.

32 Hampshire Road

Salem, New Hampshire 03079

NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD TUESDAY, MAY 16, 2006

To the Shareholders of StockerYale, Inc.:

The Special Meeting in Lieu of Annual Meeting of Shareholders (the “Meeting”) of StockerYale, Inc., a Massachusetts corporation (the “Company”), will be held at the Company’s headquarters at 32 Hampshire Road, Salem, New Hampshire 03079, on Tuesday, May 16, 2006 at 10:00 a.m., local time, for the following purposes:

1.	To fix the number of directors comprising the Board of Directors of the Company at six;

2.	To elect six directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

3.	To ratify the appointment of Vitale, Caturano & Company, Ltd. as the Company’s independent registered public accounting firm for the current fiscal year; and

4.	To transact such other business that may properly come before the Meeting and any adjournments or postponements of the Meeting.

The Board of Directors has no knowledge of any other business to be transacted at the Meeting.

Accompanying this Notice of Special Meeting and Proxy Statement is a copy of the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2005, which contains audited consolidated financial statements and other information of interest to shareholders.

Admission of shareholders to the Meeting will be on a first-come, first-served basis, and picture identification will be required to enter the Meeting. An individual arriving without picture identification will not be admitted unless it can be verified that the individual is a StockerYale shareholder. Cameras, cellular phones, recording equipment and other electronic devices will not be permitted at the Meeting. The Company reserves the right to inspect any persons or items prior to their admission to the Meeting.

Only shareholders of record at the close of business on Friday, March 17, 2006 are entitled to notice of, and to vote at, the Meeting. All shareholders are cordially invited to attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Marianne Molleur, Clerk

Salem, New Hampshire

April 7, 2006

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

STOCKERYALE, INC.

PROXY STATEMENT

Special Meeting in Lieu of Annual Meeting of Shareholders

To Be Held on Tuesday, May 16, 2006

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of StockerYale, Inc., a Massachusetts corporation (the “Company” or “StockerYale”), for use at the Company’s 2006 Special Meeting in Lieu of Annual Meeting of Shareholders (the “Meeting”), which will be held on Tuesday, May 16, 2006 at 10:00 a.m., local time, at the Company’s headquarters located at 32 Hampshire Road, Salem, New Hampshire 03079, and at any adjournments thereof, for the purposes set forth in the Notice of Special Meeting in Lieu of Annual Meeting of Shareholders (the “Notice of Meeting”).

The Notice of Meeting, this Proxy Statement, the accompanying proxy card and the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2005 (the “2005 Annual Report”) are being mailed to shareholders on or about April 13, 2006. The Company’s principal executive offices are located at 32 Hampshire Road, Salem, New Hampshire 03079 and its telephone number is (603) 893-8778.

Solicitation

The cost of soliciting proxies, including expenses incurred in connection with preparing and mailing this Proxy Statement, will be borne by the Company. The Company may engage a paid proxy solicitor to assist in the solicitation. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of the Company’s common stock, $.001 par value per share (the “Common Stock”), held in their names. In addition to the solicitation of proxies by mail, the Company’s directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile, electronic communication and personal interviews. The Company will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to shareholders.

Record Date, Voting Securities and Votes Required

Only holders of record of the Company’s Common Stock as of the close of business on Friday, March 17, 2006 (the “Record Date”) will be entitled to receive notice of, and to vote at, the Meeting and any adjournments thereof. On the Record Date, the Company had approximately 28,381,466 shares of Common Stock issued and outstanding and entitled to be voted. The holders of Common Stock are entitled to one vote for each share of Common Stock held as of the Record Date on any proposal presented at the Meeting.

A majority of the shares of Common Stock issued and outstanding and entitled to be voted at the Meeting will constitute a quorum at the Meeting. Votes withheld, abstentions and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter (“broker non-votes”) shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting.

The affirmative vote of the holders of a majority of the issued and outstanding shares of the Company’s Common Stock voting in person or by proxy and entitled to vote is required to fix the number of directors comprising the Board of Directors at six (Proposal No. 1) and to ratify the appointment of Vitale, Caturano & Company, Ltd. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006 (Proposal No. 3). The affirmative vote of the holders of a plurality of the votes cast in person or by proxy by the shares entitled to vote is required for the election of directors (Proposal No. 2).

Shares which abstain from voting on a particular matter and broker non-votes will not be counted as votes in favor of such matter and will also not be counted as votes cast or shares voting on such matter. Accordingly, neither abstentions nor broker non-votes will have any effect upon the outcome of voting with respect to any proposal in the Proxy Statement.

An automated system administered by the Company’s transfer agent tabulates the votes. The votes on each matter are tabulated separately.

To vote by mail, complete, date and sign the enclosed proxy card and return it in the enclosed envelope as promptly as possible. No postage is necessary if the proxy card is mailed in the United States using the postage prepaid envelope provided. If you hold your shares through a bank, broker or other nominee, they will give you separate instructions for voting your shares.

Proxies

Voting by Proxy

Voting instructions are included on your proxy card. If you properly complete, sign and date your proxy card and return it to us in time to be counted at the Meeting, one of the individuals named as your proxy will vote your shares as you have directed. If you sign and timely return your proxy card but do not indicate how your shares are to be voted with respect to one or more of the proposals to be voted on at the Meeting, your shares will be voted for each of such proposals and in accordance with the judgment of the individuals named in the proxy card as the proxy holders as to any other matter that may be properly brought before the Meeting. The proxy holders will have discretionary authority to vote upon any adjournment of the Meeting.

Revoking your Proxy

You may revoke your proxy at any time before it is voted by:

•	delivering a later-dated proxy or a notice of revocation in writing to the Company’s Clerk at the principal executive offices of the Company at the following address: StockerYale, Inc., 32 Hampshire Road, Salem, New Hampshire 03079, Attention: Clerk, at any time before such proxy is exercised; or

•	by attending the Meeting and voting in person at the Meeting.

Voting in Person

If you plan to attend the Meeting and wish to vote in person, we will give you a ballot at the Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a proxy from your nominee authorizing you to vote your “street name” shares held as of the Record Date.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of February 28, 2006 (unless otherwise indicated), with respect to the beneficial ownership of the Company’s Common Stock by the following persons:

•	each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company’s Common Stock;

•	each of the Company’s directors and nominees for director;

•	each of the Named Executive Officers (as defined below in the section entitled “Executive Compensation”); and

•	all of the current executive officers and directors as a group.

For purposes of the following table, beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise noted in the footnotes to the table, the Company believes that each person or entity named in the table has sole voting and investment power with respect to all shares of StockerYale Common Stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Under the SEC’s rules, shares of StockerYale Common Stock issuable under options that are exercisable on or within 60 days after February 28, 2006 (“Presently Exercisable Options”) or under warrants that are exercisable on or within 60 days after February 28, 2006 (“Presently Exercisable Warrants”) are deemed outstanding and are therefore included in the number of shares reported as beneficially owned by a person or entity named in the table and are used to compute the percentage of the Company’s Common Stock beneficially owned by that person or entity. These shares are not, however, deemed outstanding for computing the percentage of the Company’s Common Stock beneficially owned by any other person or entity. Unless otherwise indicated, the address of each person listed in the table is c/o StockerYale, Inc., 32 Hampshire Road, Salem, New Hampshire 03079.

The percentage of the Company’s Common Stock beneficially owned by each person or entity named in the following table is based on 28,377,966 shares of StockerYale Common Stock outstanding as of February 28, 2006 plus any shares issuable upon exercise of Presently Exercisable Options and Presently Exercisable Warrants held by such person or entity.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares		Percentage of Class
5% Shareholders
The Eureka Interactive Fund Limited	4,162,963	(1)	14.7%
The Adelphi, 13th Floor
1/11 John Adam Street
London, England WC2N 6HT

Private Opportunities Fund, L.P.	2,448,763	(2)	8.6%
600 Montgomery Street 23rd Floor
San Francisco, CA 94111

Van Wagoner Capital Management, Inc.	1,656,250	(3)	5.8%
345 California Street, Suite 2450
San Francisco, CA 94104
Directors, Nominees and Named Executive Officers
Mark W. Blodgett	3,902,177	(4)	13.3%
Steven E. Karol	133,046	(5)	*
Dietmar Klenner	61,096	(6)	*
Raymond J. Oglethorpe	160,154	(7)	*
Patrick J. Zilvitis	49,430	(8)	*
Mark Zupan	41,096		*
Marianne Molleur	50,000		*
Ricardo A. Diaz (9)	260,576	(10)	*
Richard P. Lindsay (11)	—		—
All directors, nominees and current executive officers as a group (7 persons)	4,396,999	(12)	14.9%

*	Less than 1%.
(1)	Based solely on information provided in Schedule 13G filed with the SEC by The Eureka Interactive Fund Limited on October 14, 2005.
(2)	Based solely on information provided in Schedule 13G filed with the SEC by Private Opportunities Fund, L.P. on February 3, 2006.
(3)	Based solely on information provided in Amendment No. 5 to Schedule 13G filed with the SEC by Van Wagoner Capital Management, Inc. on February 6, 2006.
(4)	Includes 1,031,150 shares issuable upon the exercise of Presently Exercisable Options. Also includes 21,154 shares issuable upon the exercise of Presently Exercisable Warrants.
(5)	Includes 52,600 shares issuable upon the exercise of Presently Exercisable Options. Also includes 20,000 shares held by HMK Enterprises, Inc. Mr. Karol is Chairman of the Board and Chief Executive Officer of HMK Enterprises, Inc. and, by virtue of Mr. Karol’s voting and investment power over the shares held by HMK Enterprises, Inc., Mr. Karol may be deemed to have beneficial ownership of such shares.
(6)	Includes 10,000 shares issuable upon the exercise of Presently Exercisable Options.
(7)	Includes 59,000 shares issuable upon the exercise of Presently Exercisable Options. Also includes 8,462 shares issuable upon the exercise of a Presently Exercisable Warrant.
(8)	Includes 8,334 shares issuable upon the exercise of Presently Exercisable Options.
(9)	Mr. Diaz was Chief Operating Officer of the Company until his retirement on December 30, 2005.
(10)	Includes 250,000 shares issuable upon the exercise of Presently Exercisable Options. Also includes 2,115 shares issuable upon the exercise of a Presently Exercisable Warrant.
(11)	Mr. Lindsay was Executive Vice President, Chief Financial Officer and Clerk of the Company until his resignation on October 27, 2005.
(12)	Includes 1,161,084 shares issuable upon the exercise of Presently Exercisable Options. Also includes 29,616 shares issuable upon the exercise of Presently Exercisable Warrants.

PROPOSAL NO. 1

TO FIX THE NUMBER OF DIRECTORS COMPRISING THE BOARD OF DIRECTORS AT SIX

The Company’s Amended and Restated By-Laws (the “By-Laws”) provide that the number of directors comprising the Board of Directors shall be fixed by the shareholders of the Company at each annual meeting of shareholders. The number of directors must not be less than three or, in the event that there are less than three shareholders, must not be less than the number of shareholders. The Company is holding a special meeting of shareholders in lieu of an annual meeting of shareholders in 2006 and, this matter will be acted upon by shareholders at the Meeting. At the special meeting of shareholders held last year, the number of directors comprising the Board of Directors was fixed at seven; however there are currently only six directors. The Board of Directors believes that it is in the best interests of the Company that the number of directors comprising the Board of Directors be fixed at six, to reflect the current composition of the Board. By maintaining the size of the Board of Directors at six directors, the Board of Directors will continue to be sufficiently sizeable to ensure diversity of experience and viewpoints of Board members and to be able to satisfy current and future corporate governance requirements without compromising the efficiency of the Board. The By-Laws permit the Board to expand the Board by vote of a majority of the directors then in office.

The Board of Directors recommends a vote FOR fixing the number of directors constituting the Board of Directors at six.

PROPOSAL NO. 2

ELECTION OF DIRECTORS

Under the Company’s By-Laws, directors are elected to the Board of Directors to serve until the next annual meeting of shareholders following their election and until their successors have been chosen and qualified or until their earlier death, resignation or removal. The affirmative vote of the holders of a plurality of the votes cast in person or by proxy at an annual meeting of shareholders or special meeting held in lieu of an annual meeting by the shares entitled to vote is required for the election by shareholders of directors to the Board. The Board of Directors currently has the following six members: Messrs. Mark W. Blodgett, Steven E. Karol, Dietmar Klenner, Raymond J. Oglethorpe, Patrick J. Zilvitis and Mark Zupan.

The Board of Directors recommends that the six nominees named below be elected to serve on the Board of Directors, each of whom is presently serving as a director. Shares of Common Stock represented by all proxies received and not marked so as to withhold authority to vote for any individual nominee or for all nominees will be voted for the election of the six nominees named below. Each nominee has consented to being named in this Proxy Statement and has indicated his willingness to serve if elected. If for any reason any nominee should become unable or unwilling to serve, the persons named as proxies may vote the proxy for the election of a substitute nominee selected by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable to serve. Shareholders may vote for no more than six nominees for director.

Biographical and certain other information concerning the Company’s nominees for election to the Board of Directors is set forth below. Information with respect to the number of shares of the Company’s Common Stock beneficially owned by each director as of February 28, 2006 appears above under “Security Ownership of Certain Beneficial Owners and Management”. No director or executive officer is related by blood, marriage or adoption to any other director or executive officer.

Nominees for Election to Board of Directors

Name	Position	Age
Mark W. Blodgett	President, Chief Executive Officer and Chairman of the Board	49
Steven E. Karol	Director	51
Dietmar Klenner	Director	51
Raymond J. Oglethorpe	Director	61
Patrick J. Zilvitis	Director	63
Mark Zupan	Director	46

Additional Information Regarding Nominees and Current Directors

Mark W. Blodgett currently serves as the President, Chief Executive Officer and the Chairman of the Board of the Company. Mr. Blodgett has been a member of the Board of Directors and an executive officer of the Company since 1989. Mr. Blodgett worked for a private merchant bank from 1988 until 1989, was Corporate Vice President at Drexel Burnham Lambert, Inc. from 1980 until 1988 and was an associate in the area of mergers and acquisitions for Citibank N.A. from 1979 until 1980. Mr. Blodgett is actively involved in the Young Presidents Organization.

Steven E. Karol is the Managing Partner of Watermill Ventures and Watermill Advisors, providers of investment capital and strategic and other advisory services. In addition, Mr. Karol is the Chairman of the Board and Chief Executive Officer of HMK Enterprises, Inc., a privately-held investment company, as well as a member of the Board of Directors of Inter-Tel Inc., Mooney Aircraft Company and J. Walter Company. Mr. Karol has been a member of the Board of Directors of the Company since 1997.

Dietmar Klenner is a co-founder and, since March 2004, Managing Partner of Argus Wealth Management AG. From July 2002 until February 2006, Mr. Klenner was Managing Partner of Meridian Global Advisors, which he also co-founded. From December 1989 until June 2002, Mr. Klenner worked for KS Securities Asset Management, which he co-founded and where he served as Chief Executive Officer and Managing Partner. Mr. Klenner has been a member of the Board of Directors of the Company since 2003.

Raymond J. Oglethorpe is currently President of Oglethorpe Holdings, LLC, a private investment company, and has served on the Board of Trustees of The George Washington University since 1999. Mr. Oglethorpe served as President of America Online, Inc. from 1992 until his retirement in 2002. Prior to such time, Mr. Oglethorpe was responsible for directing the domestic and international sales, marketing and client service organization of Redgate Communications, a subsidiary of America Online, Inc. Mr. Oglethorpe has been a member of the Board of Directors of the Company since 2000. Mr. Oglethorpe has been designated by the independent members of the Board of Directors as Lead Director of the Company.

Patrick J. Zilvitis served as a consultant with Benchmarking Partners, a Boston based industry analysis and consulting firm from September 2001 until December 2004. Mr. Zilvitis served as the Chief Information Officer for Segway LLC on a consulting basis from September 2000 until June 2004. Mr. Zilvitis was employed by The Gillette Company from 1992 until 2000, where he served as the Chief Information Officer and Corporate Vice President. Since July 2000, Mr. Zilvitis has also served as a member of the Board of Directors of ANSYS, Inc., a publicly-traded engineering software company. Mr. Zilvitis has been a member of the Board of Directors of the Company since 2004.

Mark Zupan has served as the Dean of the William E. Simon Graduate School of Business Administration at the University of Rochester since January 2004. From 1997 until January 2004, Mr. Zupan was a Dean and Professor of Economics at the University of Arizona. Mr. Zupan has been a member of the Board of Directors of the Company since 2004.

The Board of Directors recommends a vote FOR the election of the nominees named above as directors of the Company.

PROPOSAL NO. 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Vitale, Caturano & Company, Ltd. (“Vitale”) as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2006. Vitale has audited the financial statements of the Company for the fiscal years ending December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002. The Board of Directors is asking the Company’s shareholders to ratify the selection of Vitale as the Company’s independent registered public accounting firm. Although ratification is not required by the Company’s By-Laws or otherwise, the Board is submitting the selection of Vitale to the shareholders for ratification as a matter of good corporate practice. If the shareholders do not ratify the selection of Vitale as the Company’s independent registered public accounting firm, the Audit Committee will reconsider its selection. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its shareholders’ best interests. A representative of Vitale is expected to be present at the Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

The Board of Directors recommends a vote FOR ratification of the selection of Vitale, Caturano & Company, Ltd. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

CORPORATE GOVERNANCE AND BOARD MATTERS

Independence of Members of Board of Directors

The Board of Directors has determined that each of Messrs. Steven E. Karol, Dietmar Klenner, Raymond J. Oglethorpe, Patrick J. Zilvitis and Mark Zupan (collectively, the “Independent Directors”), constituting a majority of the directors of the Company, satisfies the criteria for being an “independent director” under the standards of the Nasdaq Stock Market, Inc. (“Nasdaq”) and has no material relationship with the Company other than by virtue of service on the Board of Directors.

Board and Committee Meetings

The Board of Directors held eight meetings during the fiscal year ended December 31, 2005. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which he served during the fiscal year ended December 31, 2005 or any portion of the fiscal year during which he served. It is the policy of the Board of Directors that all directors and nominees for director are strongly encouraged to attend the annual meeting of shareholders of the Company or any special meeting held in lieu of the annual meeting. All members of the Board of Directors attended the Special Meeting in Lieu of Annual Meeting of Shareholders held on May 23, 2005.

The Independent Directors met in executive session eight times during the fiscal year ended December 31, 2005. Executive sessions are chaired by the Lead Director. The Governance, Nominating and Compensation Committee of the Board of Directors (the “GNC Committee”) nominates an Independent Director to serve as the Lead Director if the Chairman of the Board is not an Independent Director. The nominee must be approved by a majority of the Independent Directors. The Lead Director works with the Chairman of the Board in the preparation of the agenda for Board meetings, consults with the Chairman of the Board on matters relating to corporate governance and Board performance and facilitates communications between other members of the Board and the Chairman of the Board. Mr. Oglethorpe has been designated by the Independent Directors to serve as Lead Director. Shareholders may communicate with the Independent Directors by following the procedures described under “Communication with the Board of Directors” in this Proxy Statement.

The Board of Directors has adopted Corporate Governance Guidelines to assist the Board in the exercise of its duties and responsibilities. A copy of the Corporate Governance Guidelines is available on the Investor Relations section of the Company’s website at www.stockeryale.com.

Committees of the Board of Directors

The Board of Directors has designated the following two principal standing committees: (i) the Audit Committee of the Board of Directors (the “Audit Committee”) and (ii) the GNC Committee. The current members of the Audit Committee and the GNC Committee are identified in the following table:

Name	Audit Committee	GNC Committee
Steven E. Karol	Chair
Dietmar Klenner	X	X
Raymond J. Oglethorpe		Chair
Patrick J. Zilvitis	X
Mark Zupan		X

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and currently consists of Messrs. Steven E. Karol, Dietmar Klenner and Patrick J. Zilvitis, each of whom have been determined by the Board of Directors to be an “independent director”, as defined in Nasdaq Rule 4200(a)(15), to satisfy the heightened independence requirements of the SEC applicable to all members of a registrant’s Audit Committee and to otherwise satisfy the applicable audit committee membership requirements promulgated by the SEC and Nasdaq. In addition, the Board of Directors has determined Steven E. Karol is an “audit committee financial expert” as such term is defined in Item 401(e) of Regulation S-B of the SEC. During the fiscal year ended December 31, 2005, the Audit Committee met five times.

The Audit Committee assists the Board of Directors in fulfilling its responsibilities to shareholders concerning the Company’s financial reporting and internal controls, oversees the Company’s independent registered public accounting firm and facilitates open communication among the Audit Committee, the Board of Directors, the Company’s independent registered public accounting firm and management. The Audit Committee discusses with management and the Company’s independent registered public accounting firm the financial information developed by the Company, the Company’s systems of internal controls and the Company’s audit process and various matters relating to the results of the annual audit of the Company. The Audit Committee is directly responsible for appointing, evaluating, retaining, and, when necessary, terminating the engagement of the independent registered public accounting firm who will conduct the annual audit of the financial statements of the Company. The Audit Committee is also responsible for pre-approving all audit services, as well as all review, attest and non-audit services to be provided to the Company by the Company’s independent registered public accounting firm, with the exception of those services that meet the “de minimis” exception of Section 10A(i)(1)(B) of the Exchange Act, for which no Audit Committee pre-approval is required. The Audit Committee oversees investigations into complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Audit Committee reviews all related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Audit Committee acts pursuant to the Amended and Restated Audit Committee Charter, a copy of which is available on the Investor Relations section of the Company’s website at www.stockeryale.com.

Governance, Nominating and Compensation Committee

The GNC Committee currently consists of Messrs. Dietmar Klenner, Raymond J. Oglethorpe and Mark Zupan, each of whom have been determined by the Board of Directors to be an “independent director”, as defined in Nasdaq Rule 4200(a)(15), and to otherwise meet the nominating and compensation committee membership requirements promulgated by the SEC and Nasdaq. The GNC Committee acts pursuant to the Amended and Restated Governance, Nominating and Compensation Committee Charter, a copy of which is available at the Investor Relations section of the Company’s website at www.stockeryale.com. During the fiscal year ended December 31, 2005, the GNC Committee met four times.

The GNC Committee generally assists the Board of Directors with respect to matters involving the compensation of the Company’s directors and executive officers, oversight of corporate governance matters and identifying individuals qualified to become members of the Board. The responsibilities of the GNC Committee with respect to director and executive officer compensation include determining salaries and other forms of compensation for the Chief Executive Officer and the other executive officers of the Company, reviewing and making recommendations to the Board of Directors with respect to director compensation, periodically reviewing and making recommendations to the Board with respect to the design and operation of incentive-compensation and equity-based plans and generally administering the Company’s equity-based incentive plans. With respect to corporate governance matters, the GNC Committee is responsible for establishing and monitoring the adequacy of, and the Company’s compliance with, policies and processes regarding principles of corporate governance, monitoring and taking appropriate action with respect to corporate governance requirements of the SEC and Nasdaq, overseeing an annual self-evaluation of the Board and its committees, conducting an annual evaluation of the Company’s senior executives and reviewing and recommending appropriate action to the Board with respect to all shareholder proposals submitted to the Company. Finally, with respect to director nomination matters, the GNC Committee is responsible for establishing qualifications to be considered when evaluating candidates for nomination for election to the Board of Directors and appointment to the committees thereof. In addition, the GNC Committee is responsible for identifying, evaluating and recommending qualified director candidates to the Board of Directors and its committees for nomination or appointment, as the case may be, evaluating the continued qualification of directors nominated for re-election, and annually reviewing the composition of the Board to ensure that the directors, as a group, provide a significant breadth of experience, knowledge and abilities to the Board.

Director Nomination Process

The GNC Committee is responsible for identifying individuals qualified to become members of the Board and its committees and recommending to the Board those individuals which it has determined to be qualified. The GNC Committee identifies candidates for director nominees through recommendations solicited from non-management directors, the Company’s Chairman of the Board and its executive officers and through the use of search firms or other advisors. The GNC Committee will also consider recommendations submitted by shareholders. Once candidates have been identified, the GNC Committee will evaluate such candidates in accordance with the criteria set forth in the Company’s Policy Governing Director Nominations and Shareholder-Board Communications (the “Policy”) available on the Investor Relations section of the Company’s website at www.stockeryale.com. Based upon the results of such evaluation process, the GNC Committee will recommend to the Board the candidates which it has determined to be qualified for serving on the Board. The Board evaluates all candidates in the same manner, regardless of how such candidates have been identified by the GNC Committee.

The GNC Committee, in considering whether to recommend any particular candidate to the Board, and the Board, in considering whether to include any particular candidate in the Board’s slate of recommended director nominees or to appoint a particular candidate to fill a vacancy in the Board, will consider the candidate’s integrity, education, business acumen, knowledge of the Company’s business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all shareholders. In addition, with respect to incumbent directors, the GNC Committee and the Board will consider the incumbent director’s past attendance at meetings, participation in and contributions to the activities of the Board and any committee thereof and any significant change in status. Neither the GNC Committee nor the Board assigns specific weights to particular criteria and no particular criterion is a prerequisite for prospective nominees.

Any shareholder who wishes to submit a recommendation for a director candidate to the GNC Committee must submit it to the Chair of the GNC Committee via U.S. Mail, courier or expedited delivery service to the following address: StockerYale, Inc., 32 Hampshire Road, Salem, New Hampshire 03079, Attn: Chair – Governance, Nominating and Compensation Committee. Shareholder recommendations shall be submitted not later than the close of business on the 120th calendar day before the date the Company’s proxy statement was filed with the SEC in connection with the previous year’s annual meeting of shareholders or special meeting in lieu thereof. Any such recommendation must include information required by, and set forth in, the Policy, including information about the shareholder making the recommendation and the proposed director candidate.

Please see the Policy Governing Director Nominations and Shareholder-Board Communications available at the Investor Relations section of the Company’s website at www.stockeryale.com for the full policy regarding shareholder recommendations for director candidates.

Communication with the Board of Directors

Shareholders and other interested parties may communicate with the Board of Directors, including individual directors, by sending written communication to the directors via U.S. Mail, courier or expedited delivery service to the following address: Board of Directors; c/o StockerYale, Inc., 32 Hampshire Road, Salem, NH 03079, Attn: Clerk. For more information regarding the Company’s policy on shareholder-Board communications, please see the Policy Governing Director Nominations and Shareholder-Board Communications available at the Investor Relations section of the Company’s website at www.stockeryale.com.

Code of Business Conduct and Ethics

The Board of Directors has adopted an Amended and Restated Code of Business Conduct and Ethics (the “Code”) for all employees, officers and directors of the Company, including the Company’s principal executive officer and its senior financial officers, including its principal financial officer and controller or principal accounting officer, or persons performing similar functions. A current copy of the Code is available at the Investor Relations section of the Company’s website at www.stockeryale.com.

ADDITIONAL INFORMATION

Executive Officers

Under the Company’s By-Laws, officers of the Company are elected annually by the Board of Directors. Set forth below is information regarding the current executive officers of the Company.

Name	Position	Age
Mark W. Blodgett	President, Chief Executive Officer and Chairman of the Board	49
Marianne Molleur	Senior Vice President, Chief Financial Officer, Treasurer and Clerk	57

Mark W. Blodgett currently serves as the President, Chief Executive Officer and the Chairman of the Board of the Company. Mr. Blodgett has been a member of the Board of Directors and an executive officer of the Company since 1989. Mr. Blodgett worked for a private merchant bank from 1988 until 1989, was Corporate Vice President at Drexel Burnham Lambert, Inc. from 1980 until 1988 and was an associate in the area of mergers and acquisitions for Citibank N.A. from 1979 until 1980. Mr. Blodgett is actively involved in the Young Presidents Organization.

Marianne Molleur currently serves as the Senior Vice President, Chief Financial Officer, Treasurer and Clerk of the Company. Ms. Molleur served as the Company’s Corporate Controller from May 2005 through October 2005. From November 1999 through November 2004, Ms. Molleur served as Vice President, Finance and Information Technology for Brickmill Marketing Services, a direct marketing professional services firm. While at Brickmill, Ms. Molleur had management responsibilities for all financial and administrative operations and managed the information technology group.

Director Compensation

Under the Company’s Policy Regarding Compensation of Independent Directors (the “Compensation Policy”), each director who is not an employee of the Company or of any subsidiary of the Company (an “Independent Director”) and who is serving as a director on the fifth business day after each annual meeting of shareholders of the Company will automatically be granted a restricted stock award for such number of shares of the Company’s Common Stock having an aggregate market value of $30,000, based upon the closing price per share of the Common Stock as reported on the Nasdaq National Market (or other market or exchange on which shares of the Company’s Common Stock are listed or quoted for trading) on the date of grant. Each Independent Director who is also the Chair of a committee of the Board will receive an additional restricted stock award for such number of shares of the Company’s Common Stock having an aggregate market value of $5,000, based upon the closing price per share of the Common Stock as reported on the Nasdaq National Market (or other market or exchange on which shares of the Company’s Common Stock are listed or quoted for trading) on the date of grant. The shares of restricted stock subject to the restricted stock awards will be subject to forfeiture upon an Independent Director’s termination as a director of the Company for any reason. The restrictions will lapse at the rate of 25% per year such that the shares will be fully vested on the fourth anniversary of the date of grant of the restricted stock award. The restrictions will also lapse with respect to 100% of the shares on the date the Company achieves positive cash flow from operations for two consecutive fiscal years. The restricted stock awards granted to the Independent Directors pursuant to the Compensation Policy will be subject to the terms and conditions of the 2004 Stock Option and Incentive Plan, as amended (the “2004 Option Plan”) and the Restricted Stock Agreement (the “Restricted Stock Agreement”) to be entered into between the Company and the recipient of an award at the time such award is made. The Company also reimburses Independent Directors for their reasonable, out-of-pocket expenses incurred in connection with traveling to and attending Board meetings. Directors who are employees of the Company are not separately compensated for their services as a director. As a result, Mr. Blodgett receives no compensation as a director.

Each of the directors has entered into an indemnification agreement with the Company providing that the Company shall indemnify the director to the fullest extent authorized or permitted by applicable law in the event that the director is involved in any threatened, pending or completed action, suit or proceeding, whether brought by or in the right of the Company or by any other party and whether of a civil, criminal, administrative or investigative nature, by reason of the fact that the director is or was a director of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, partner or other agent of another organization or other enterprise, against all expenses, judgments, awards, fines and penalties, provided that (i) the director acted in good faith and in a manner in which the director reasonably believed to be in, or not opposed to, the best interests of the Company, (ii) in a criminal matter, the director had no reasonable cause to believe that his conduct was unlawful and (iii) the director is not adjudged liable to the Company.

The following table sets forth the restricted stock awards granted to each Independent Director during the fiscal year ended December 31, 2005:

Name	Restricted Stock Awards (# of Shares/Grant Date Value) (1)
Steven E. Karol	47,946/$35,000
Dietmar Klenner	41,096/$30,000
Raymond J. Oglethorpe	47,946/$35,000
Patrick J. Zilvitis	41,096/$30,000
Mark Zupan	41,096/$30,000

(1)	The grant date value of each Independent Director’s restricted stock award is based on the closing price of the Common Stock on the grant date. The closing price of the Company’s Common Stock on May 31, 2005 (the grant date) was $0.73.

Executive Compensation

Summary Compensation

The following table sets forth certain summary information with respect to the compensation paid during the fiscal years ended December 31, 2005, 2004 and 2003 earned by each of the following executive officers of the Company: (i) the Chief Executive Officer during the fiscal year ended December 31, 2005, (ii) the Company’s current Chief Financial Officer, (iii) the Company’s former Chief Financial Officer and (iv) the Company’s former Chief Operating Officer (collectively, the “Named Executive Officers”). In the table below, columns required by the regulations of the SEC have been omitted where no information was required to be disclosed under those columns.

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long-Term Compensation
						Awards
		Salary ($)		Other Annual Compensation ($)		Restricted Stock Awards ($)		Securities Underlying Options	Other Compensation ($)
Mark W. Blodgett	2005	340,000		26,400	(1)	118,500	(2)	—	—
President, Chief Executive Officer and Chairman of the Board	2004 2003	340,000 354,308		— —		— —		220,000 200,000	— —

Marianne Molleur (3)	2005	75,580		—		45,900	(4)	—	22,019	(5)
Senior Vice President, Chief Financial Officer, Treasurer and Clerk

Richard P. Lindsay (6)	2005	140,640		—		59,250	(7)	—	—
Former Chief Financial Officer

Ricardo A. Diaz (8)	2005	179,999	(9)	—		98,750	(10)	—	—
Former Chief Operating Officer	2004	240,000		36,000	(11)	—		250,000	—

(1)	Consists of a car allowance for Mr. Blodgett.

(2)	On July 1, 2005, Mr. Blodgett was granted 150,000 restricted shares. The shares vest in equal installments on July 1, 2006, 2007, 2008 and 2009. As of December 31, 2005, the unvested portion of Mr. Blodgett’s restricted shares had a value of $144,000.
(3)	Ms. Molleur became an executive officer of the Company in October 2005.
(4)	On July 1, 2005, Ms. Molleur was granted 10,000 restricted shares. The shares vest in equal installments on July 1, 2006, 2007, 2008 and 2009. On October 28, 2005, Ms. Molleur was granted 40,000 restricted shares. These shares vest in equal installments on October 28, 2006, 2007, 2008 and 2009. As of December 31, 2005, the unvested portion of Ms. Molleur’s restricted shares had a value of $48,000.
(5)	Consists of compensation paid by the Company to Ms. Molleur for consulting services prior to her employment with the Company.
(6)	Mr. Lindsay resigned as Executive Vice President, Chief Financial Officer and Clerk of the Company effective October 27, 2005.
(7)	On July 1, 2005, Mr. Lindsay was granted 75,000 restricted shares. These shares were forfeited upon his resignation.
(8)	Mr. Diaz retired as Chief Operating Officer of the Company effective December 30, 2005.
(9)	Includes $13,846 which was paid to Mr. Diaz in 2006.
(10)	On July 1, 2005, Mr. Diaz was granted 125,000 restricted shares. These shares were forfeited upon his retirement.
(11)	Includes an annual housing stipend of $30,000 and a monthly vehicle stipend of $500.

Option Exercises During Fiscal Year Ended December 31, 2005

The following table sets forth the number of unexercised options to purchase shares of the Company’s Common Stock held by the Named Executive Officers as of December 31, 2005 as well as the value of any unexercised in-the-money options to purchase StockerYale Common Stock as of December 31, 2005. No options to purchase shares of the Company’s Common Stock were exercised by any Named Executive Officer during the fiscal year ended December 31, 2005.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND

FISCAL YEAR-END OPTION VALUES

	Number of Securities Underlying Unexercised Options at December 31, 2005		Value of Unexercised In-The-Money Options at Fiscal Year End (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Mark W. Blodgett	1,005,900	433,500	$76,700	$20,590
Marianne Molleur	—	—	—	—
Richard P. Lindsay	25,000	0	—	—
Ricardo A. Diaz	250,000	0	—	—

(1)	Amounts disclosed in this column are based on the difference between the fair market value of the Company’s Common Stock at December 30, 2005, which was $0.96, and the exercise price of the options in accordance with applicable SEC rules, and do not reflect amounts that may actually be received by the Named Executive Officers.

Independent Registered Public Accounting Firm

On April 12, 2004, the Company engaged Vitale, Caturano & Company, Ltd (“Vitale”) to audit its financial statements for the year ended December 31, 2004. During the fiscal years ended December 31, 2003 and 2002, and through April 12, 2004, the Company did not consult with Vitale regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act) or a “reportable event” described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

On April 7, 2004, Deloitte & Touche LLP informed the Company that it was resigning as the Company’s independent auditors. The resignation was the decision of Deloitte & Touche LLP and was not recommended or approved by the Audit Committee of the Board of Directors. During the two most recent fiscal years and the interim period preceding receipt of Deloitte & Touche LLP’s letter, there were no (i) disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report or (ii) “reportable events,” as such term is used in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Deloitte & Touche LLP was retained as the Company’s independent auditors for fiscal year 2003. The independent auditors’ report of Deloitte & Touche LLP, dated March 29, 2004, relating to the Company’s consolidated financial statements as of and for the years ended December 31, 2003 and 2002 expressed an unqualified opinion and included explanatory paragraphs relating to (i) substantial doubt with respect to the Company’s ability to continue as a going concern, (ii) the change in 2002 in the method of accounting for goodwill and intangible assets, and (iii) the application of procedures relating to certain disclosures of financial statement amounts related to the 2001 consolidated financial statements that were audited by other auditors who have ceased operations and for which Deloitte & Touche LLP expressed no opinion or other form of assurance other than with respect to such disclosures. The independent auditors’ report referred to above contained no other adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

On April 13, 2004, the Company filed a Current Report on Form 8-K with the SEC reporting the events described above. Attached as an exhibit to such Current Report on Form 8-K is a letter from Deloitte & Touche LLP indicating that the Company provided Deloitte & Touche LLP with a copy of the foregoing disclosure and stating that it agreed with such statements, except with respect to certain statements with respect to which it had no basis on which to agree or disagree.

Independent Registered Public Accounting Firm Fees

The following table presents fees for professional audit services and other services rendered by Vitale for the fiscal years ended December 31, 2005 and 2004:

	2005	2004
Audit Fees (1)	$202,988	$325,240
Audit-Related Fees (2)	7,088	27,920

Total Audit and Audit-Related Fees	210,076	353,160
Tax Fees (3)	43,000	7,500
All Other Fees (4)	—	—

Total Fees	$253,076	$360,660

(1)	Audit fees for fiscal 2005 are comprised of: (i) fees for professional services performed by Vitale for the audit of the Company’s annual financial statements and the review of the Company’s quarterly financial statements, as well as other services provided by Vitale in connection with statutory and regulatory filings or engagements; (ii) fees for attestation services performed by Vitale in connection with the filing of the Company’s registration statements on Form S-3 and the related prospectuses; and (iii) direct out-of-pocket expenses of Vitale.

Audit fees for fiscal 2004 are comprised of: (i) fees for professional services performed by Vitale for the audit of the Company’s annual financial statements and the review of the Company’s quarterly financial statements, as well as other services provided by Vitale in connection with statutory and regulatory filings or engagements; (ii) fees for attestation services performed by Vitale in connection with the filing of the Company’s registration statements on Form S-3 and the related prospectuses; (iii) fees for professional services performed by Vitale relating to the re-audit of the fiscal 2003 and fiscal 2002 financial statements of the Company and related attestation services; and (iv) direct out-of-pocket expenses of Vitale.

(2)	Audit-related fees are comprised of fees for assurance and related attestation services that are reasonably related to the performance of the audit of the Company’s annual financial statements or the review thereof and fees for due diligence services. Audit-related fees for fiscal 2005 include consultations with respect to financial accounting and reporting matters. Audit-related fees for fiscal 2004 are comprised of fees for due diligence services rendered by Vitale in connection with a potential acquisition by the Company, including direct out-of-pocket expenses of Vitale.

(3)	Tax fees for fiscal 2005 and fiscal 2004 are comprised of fees for professional services performed by Vitale with respect to corporate tax compliance, tax planning and tax advice.

(4)	The Company did not incur any other fees during fiscal 2005 and 2004 for products and services provided by Vitale other than those disclosed above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Pursuant to policies adopted by the Audit Committee and ratified by the Board of Directors, in order to ensure compliance with the rules of the SEC regarding auditor independence, any audit and permissible non-audit services to be provided by the independent registered public accounting firm of the Company must be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. At present, the Audit Committee reviews and, as appropriate, approves each engagement for audit and permissible non-audit services on a case-by-case basis prior to the provision of any such services. During fiscal 2005 and 2004, all services rendered by Vitale to the Company were pre-approved by the Audit Committee, including the re-audit conducted by Vitale of the Company’s financial statements for fiscal years 2002 and 2003.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors consists of Messrs. Steven E. Karol, Dietmar Klenner and Patrick J. Zilvitis, each of whom the Board of Directors has determined to be independent under the Nasdaq director independence standards as well as the heightened independence standards of the SEC for audit committee members. The Board of Directors has also determined that each of the members of the Audit Committee is able to read and understand the Company’s financial statements and has not participated in the preparation of the financial statements of the Company or any current subsidiary thereof at any time during the past three years. The Board of Directors has determined that Mr. Karol satisfies the criteria of an “audit committee financial expert” as defined by the rules of the SEC.

The Audit Committee acts pursuant to an Amended and Restated Audit Committee Charter. During the fiscal year ended December 31, 2001, the Audit Committee adopted a formal Audit Committee Charter that was reviewed and approved by the Board of Directors and that set forth the responsibilities of the Audit Committee. The Audit Committee reviews its charter on an annual basis to assess its adequacy. On March 29, 2005, in connection with the Audit Committee’s annual review of its charter, and based upon recommendations for revisions to such charter by the Audit Committee to the Board of Directors, the Board of Directors adopted an Amended and Restated Audit Committee Charter, a copy of which is available at the Investor Relations section of the Company’s website at www.stockeryale.com.

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ending December 31, 2005 with the Company’s management. The Audit Committee has discussed with Vitale, Caturano & Company, Ltd., the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Vitale required by Independence Standards Board Standard No. 1 and has discussed with Vitale its independence. The Audit Committee has also considered whether Vitale’s provision of non-audit services to the Company is compatible with maintaining Vitale’s independence. Based on such reviews and discussions, among other things, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

AUDIT COMMITTEE

Steven E. Karol

Dietmar Klenner

Patrick J. Zilvitis

The information contained in the foregoing Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference into any of the Company’s previous or future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent specifically incorporated by reference into a document filed under the Securities Act of 1933, as amended or the Exchange Act.

Certain Relationships and Related Transactions

On August 12, 2005 and August 16, 2005, pursuant to the terms of separate Stock and Warrant Purchase Agreements, the Company issued and sold in a private placement (i) 2,222,222 shares of the Company’s Common Stock to The Eureka Interactive Fund Limited (“Eureka”) at a per share price of $0.90 and a warrant to purchase an aggregate of 740,741 shares of Common Stock at a per share exercise price of $1.17, and (ii) 625,000 shares of the Company’s Common Stock to Van Wagoner Crossover Fund (“Van Wagoner”) at a per share price of $0.80 and a warrant to purchase an aggregate of 156,250 shares of Common Stock at a per share exercise price of $1.17. The Company received gross proceeds of approximately $2,500,000 in the private placement. The warrants expire on the fifth anniversary of the date of issuance. Eureka, together with its affiliates, and Van Wagoner, together with its affiliates, both own more than 5% of the Company’s outstanding Common Stock.

On May 12, 2005, the Company issued a senior promissory note to Eureka. The $1,500,000 note was initially due and payable in full on September 12, 2005. On August 26, 2005, the Company entered into an amendment to the note in which the maturity date of the note was extended to December 31, 2005, and on December 15, 2005, the Company entered into a second amendment to the note further extending the maturity date of the note to January 15, 2007. The note accrues interest on the outstanding principal balance at the rate of 10% per year. The aggregate outstanding principal amount of the note and accrued interest is payable in equal installments of $50,000 on the 15th day of each month, with the entire balance of unpaid principal and interest due on January 15, 2007. On May 12, 2005, the Company also issued to Eureka five-year common stock warrants to purchase 250,000 shares at a per share exercise price of $0.90, and on December 15, 2005, the Company issued additional five-year common stock warrants to purchase 150,000 shares at a per share exercise price of $0.90.

On December 8 through December 13, 2004, the Company completed a private placement of 2,919,650 shares of the Company’s Common Stock and warrants to purchase an aggregate of 729,913 shares of the Company’s Common Stock with certain institutional investors, other qualified purchasers and several of the Company’s directors and officers. The per share purchase price was $1.10, except with respect to the Company’s officers and directors who participated in the transaction, for whom the per share purchase price was $1.30. The exercise price of the warrants issued in the transaction is $1.38 per share. Raymond J. Oglethorpe, a member of the Company’s Board of Directors, purchased 33,846 shares of Common Stock and received a warrant for the purchase of 8,462 shares of Common Stock for a total purchase price of $44,000. Mark W. Blodgett, the Company’s President, Chief Executive Officer and Chairman of the Board, purchased 84,615 shares of Common Stock and received a warrant for the purchase of 21,154 shares of Common Stock for a total purchase price of $110,000. Ricardo A. Diaz, the Company’s former Chief Operating Officer, purchased 8,461 shares of Common Stock and received a warrant for the purchase of 2,115 shares of Common Stock for a total purchase price of $11,000.

In November 2004, Mark W. Blodgett, the President, Chief Executive Officer and Chairman of the Board of the Company, made two loans to the Company in the amounts of $100,000 and $350,000, respectively. The Company issued two promissory notes to Mr. Blodgett to evidence the loans, one in the original principal amount of $100,000 and one in the original principal amount of $350,000. Pursuant to the terms of the notes, no interest accrued or was payable on any unpaid principal balance of either of the notes. The notes were repaid in full by the Company in December 2004.

On May 31, 2002, the Company made a loan to Mark W. Blodgett, the President, Chief Executive Officer and Chairman of the Board of the Company, in the aggregate principal amount of $250,000. The loan was evidenced by a full recourse promissory note issued by Mr. Blodgett to the Company. Pursuant to the terms of such promissory note, interest accrued at an annual rate of 4.5% on the outstanding unpaid principal and was payable upon demand by the Company. Such promissory note was repaid in full by Mr. Mark Blodgett to the Company in May 2004.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

The Company has entered into a separation agreement with Mark W. Blodgett, the Company’s President, Chief Executive Officer, and Chairman of the Board. The separation agreement provides for a one-time, lump sum severance payment upon termination of employment by the Company other than for “Cause” or termination as a result of a “Change of Control”, each as defined in the separation agreement, or upon termination of employment by Mr. Blodgett for “Good Reason”, also as defined in the separation agreement. Pursuant to the separation agreement, Mr. Blodgett is entitled to receive a lump sum payment equal to his annual salary then in effect upon the occurrence of any of the above events.

Pursuant to the Amended and Restated 1996 Stock Option and Incentive Plan (the “1996 Plan”), upon the termination of employment or business relationship of a participant under the 1996 Plan, including Mark W. Blodgett, by reason of death or disability, each stock option outstanding as to such participant made pursuant to the 1996 Plan will automatically and immediately become fully exercisable. In addition, upon any such event, any shares of restricted stock awarded to such person under the 1996 Plan will automatically and immediately become fully vested. Upon the occurrence of a “Change of Control” (as defined in the 1996 Plan), all outstanding stock options granted pursuant to the 1996 Plan, including those granted to Mr. Blodgett, and all shares of restricted stock granted pursuant to the 1996 Plan will automatically and immediately become fully vested. Upon a merger transaction or sale of all or substantially all of the assets of the Company, the Board of Directors of the Company or of any corporation assuming the obligations of the Company may take certain actions with respect to outstanding stock options granted pursuant to the 1996 Plan.

Pursuant to the 2000 Stock Option and Incentive Plan, as amended (the “2000 Plan”), upon a “Change of Control” (as defined in the 2000 Plan), the dissolution or liquidation of the Company, the sale of all or substantially all of the assets of the Company, a merger, or other similar transactions described in the 2000 Plan, all outstanding stock options granted pursuant to the 2000 Plan, including those granted to Mark W. Blodgett, and all stock appreciation rights awarded pursuant to the 2000 Plan shall automatically and immediately become fully exercisable. In addition, all other awards made pursuant to the 2000 Plan that contain conditions and restrictions relating solely to the passage of time shall become fully vested and nonforfeitable as of the effective time of such event.

Pursuant to the 2004 Option Plan, upon a “Change of Control” or a “Sale Event,” each as defined in the 2004 Option Plan, all outstanding stock options granted pursuant to the 2004 Option Plan, including those granted to Mark W. Blodgett, and all stock appreciation rights awarded under the 2004 Option Plan, will automatically and immediately become fully exercisable. In addition, the restrictions on all “Restricted Stock Awards”, “Deferred Stock Awards” and “Performance Share Awards”, each as defined in the 2004 Option Plan, which relate solely to the passage of time and continued employment will automatically be removed.

The Company has entered into an indemnification agreement with each of Mr. Blodgett and Marianne Molleur, the Company’s Senior Vice President, Chief Financial Officer, Treasurer and Clerk, providing that the Company shall indemnify each of them to the fullest extent authorized or permitted by applicable law in the event that they are involved in any threatened, pending or completed action, suit or proceeding, whether brought by or in the right of the Company or by any other party and whether of a civil, criminal, administrative or investigative nature, by reason of the fact that they are or were a director and/or officer of the Company, or are or were serving at the request of the Company as a director, officer, employee, trustee, partner or other agent of another organization or other enterprise, against all expenses, judgments, awards, fines and penalties, provided that (i) they acted in good faith and in a manner in which they reasonably believed to be in, or not opposed to, the best interests of the Company, (ii) in a criminal matter, they had no reasonable cause to believe that their conduct was unlawful and (iii) they are not adjudged liable to the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the directors and executive officers of the Company and persons who beneficially own more than 10% of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”) to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Based solely upon a review of copies of such reports and amendments thereto or other written representations from the Reporting Persons, the Company believes that, during the fiscal year ended December 31, 2005, all Reporting Persons complied with the applicable requirements of Section 16(a) of the Exchange Act. There are no known failures to file a required Form 3, Form 4 or Form 5.

Involvement in Legal Proceedings

On May 24, 2005, the SEC gave final approval to a settlement with the Company and Mr. Blodgett, thereby resolving an investigation being conducted by the SEC into certain disclosures made by the Company in press releases dated April 19, 2004 and April 21, 2004. Contemporaneous with the approval of the settlement, the SEC filed a complaint and consent to judgment against the Company and Mr. Blodgett in the United States District Court for the District of Columbia. The complaint contained allegations regarding the accuracy of certain disclosures in the Company’s press releases dated April 19, 2004 and April 21, 2004 and regarding certain stock sale transactions by Mr. Blodgett. Without admitting or denying the SEC’s allegations, both the Company and Mr. Blodgett consented to the entry of an order requiring that they cease and desist from violating Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder. In addition, the settlement with the SEC required certain monetary payments on behalf of Mr. Blodgett and that the Company maintain comprehensive written policies concerning public communications and trading in securities by Company insiders.

Annual Report on Form 10-KSB

Together with this Proxy Statement, the Company is sending a copy of its 2005 Annual Report on Form 10-KSB (without exhibits) to all of its shareholders of record as of March 17, 2006. The 2005 Annual Report contains the Company’s audited consolidated financial statements for the fiscal years ended December 31, 2005 and 2004.

A copy of the Company’s Annual Report on Form 10-KSB (with all exhibits) for the fiscal year ended December 31, 2005 filed with the SEC may be accessed from the SEC’s website at www.sec.gov and from the Investor Relations section of the Company’s website at www.stockeryale.com and may be obtained without charge upon written request to StockerYale, Inc., 32 Hampshire Road, Salem, New Hampshire 03079, Attention: Investor Relations.

Other Matters

The Board of Directors does not know of any other matters which may come before the Meeting. However, if any other matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters. Discretionary authority for them to do so is contained in the enclosed proxy card.

An adjournment of the Meeting may be made from time to time by the chairman of the Meeting or by approval of the holders of shares representing a majority of the votes present in person or by proxy at the Meeting, whether or not a quorum exists. In their discretion, the proxies named in the proxy card are authorized to vote upon any adjournment of the Meeting.

Shareholder Proposals

Proposals of shareholders intended for inclusion in the Company’s proxy statement for the annual meeting of shareholders to be held in 2007 or special meeting of shareholders held in lieu thereof (the “2007 Meeting”), in accordance with Rule 14a-8 promulgated under the Exchange Act, must be received by the Company at its principal executive offices at the following address: StockerYale, Inc.; 32 Hampshire Road, Salem, New Hampshire 03079 not later than December 8, 2006 in order to be included in the Company’s proxy statement relating to the 2007 Meeting. Any such proposal must also comply with the requirements as to form and substance established by the SEC in order to be included in the proxy statement relating to the 2007 Meeting.

Pursuant to Rule 14a-4 promulgated under the Exchange Act (“Rule 14a-4”), shareholders who wish to make a proposal at the 2007 Meeting, other than a proposal intended for inclusion in the Company’s proxy statement for the 2007 Meeting, must notify the Company not later than February 27, 2007. If a shareholder who wishes to present such a proposal fails to notify the Company by February 27, 2007 and such proposal is brought before the 2007 Meeting, then under the SEC’s proxy rules, the proxies solicited by management with respect to such meeting will confer discretionary voting authority with respect to such shareholder proposal on those persons selected by management to vote the proxies. Even if a shareholder makes a timely notification, those persons selected by management to vote the proxies may still exercise discretionary voting authority under circumstances consistent with Rule 14a-4.

In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that shareholders submit any proposals they might have by certified mail, return receipt requested to the Company.

Incorporation by Reference

The SEC allows the Company to incorporate information “by reference” into this Proxy Statement, which means that we may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference herein is deemed to be a part of this Proxy Statement and is being delivered to you with this Proxy Statement.

This Proxy Statement incorporates by reference our Annual Report on Form 10-KSB for the year ended December 31, 2005, a copy of which (without exhibits) is being delivered to you with this Proxy Statement and which contains important information about the Company that is not set forth in this Proxy Statement. A copy of our Annual Report on Form 10-KSB (with exhibits) has also been filed with the SEC and may be accessed from the SEC’s homepage at www.sec.gov and from the Investor Relations section of the Company’s website at www.stockeryale.com and may be obtained without charge upon written request to StockerYale, Inc., 32 Hampshire Road, Salem, New Hampshire 03079, Attention: Investor Relations.

By order of the Board of Directors,

MARIANNE MOLLEUR

Senior Vice President, Chief Financial Officer, Treasurer and Clerk

Salem, New Hampshire

April 7, 2006

☐	Mark this box with an X if you have made changes to your name or address details above

Annual Meeting Proxy Card

A    Issues

The Board of Directors recommends a vote FOR each of the proposals set forth below.

	For	Against	Abstain
1. Fix the number of directors comprising the Board of Directors at six.	☐	☐	☐

2.    Election of Directors.

       Nominees:

	For	Withhold		For	Withhold
01—Mark W. Blodgett	☐	☐	04—Raymond J. Oglethorpe	☐	☐
02—Steven E. Karol	☐	☐	05—Patrick J. Zilvitis	☐	☐
03—Dietmar Klenner	☐	☐	06—Mark Zupan	☐	☐

	For	Against	Abstain
3. Ratification of the selection of Vitale, Caturano & Company, Ltd. as the independent registered public accounting firm for the fiscal year ending December 31, 2006.	☐	☐	☐	Mark this box with an X if you have made comments below.	☐

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS AND ANY ADJOURNMENT THEREOF.

B    Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

Please sign this proxy exactly as your name appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

/ /

Proxy—StockerYale, Inc.

32 HAMPSHIRE ROAD

SALEM, NEW HAMPSHIRE 03079

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

ON TUESDAY, MAY 16, 2006 AT 10:00 A.M. LOCAL TIME

The undersigned, having received notice of the Special Meeting in Lieu of Annual Meeting of Shareholders and the Board of Directors’ proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Mark W. Blodgett and Marianne Molleur, and each of them singly, with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all shares of Common Stock of StockerYale, Inc. (the “Company”) held of record by the undersigned on March 17, 2006 at the Special Meeting in Lieu of Annual Meeting of Shareholders to be held on Tuesday, May 16, 2006 and any adjournments thereof. None of the following proposals are conditioned upon the approval of any other proposal.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

(Continued and to be voted on reverse side.)

Dear Shareholder of StockerYale, Inc.:

Please take note of the important information enclosed with this proxy. There are a number of issues related to the operation of the Company that require your immediate attention. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted and then sign the card, detach it and return your proxy in the enclosed postage-paid envelope.

Thank you in advance for your prompt consideration of these matters.